Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

On July 25, 2016, E-compass Acquisition Corp. entered into a merger agreement (the “Merger Agreement”) with iFresh Inc. (“iFresh”), a Delaware corporation, iFresh Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of iFresh, or “Merger Sub,” NYM Holding, Inc. (“NYM”), the stockholders of NYM, and Long Deng, as representative of the stockholders of NYM. Pursuant to the terms of the Merger Agreement, E-Compass merged with and into iFresh in order to redomesticate the Company into Delaware (the “Redomestication”). On February 10, 2017, after the Redomestication, Merger Sub merged with and into NYM, resulting in NYM being a wholly owned subsidiary of iFresh. The transaction constituted a Business Combination. The Company closed the business combination by paying NYM’s stockholders an aggregate of: (i) $5 million in cash, plus, (ii) 12,000,000 shares of the Company’s common stock (the deemed value of the shares in the Merger Agreement). In connection with the closing, holders of 1,937,967 of the Company’s ordinary shares elected to redeem their shares and the Company paid $20,154,857 in connection with such redemption.

The following unaudited pro forma condensed combined balance sheet as of December 31, 2016 combines the unaudited historical balance sheet of E-compass as of December 31, 2016 with the unaudited historical consolidated balance sheet of NYM as of December 31, 2016, giving effect to the transactions as if they had been consummated as of that date.

The following unaudited pro forma condensed combined income statement for the nine months ended December 31, 2016 combines the unaudited historical statement of operations of iFresh for the nine months ended December 31, 2016 with the unaudited historical consolidated statement of operations of NYM for the nine months ended December 31, 2016, giving effect to the transactions as if they had been consummated as of April 1, 2015.

The following unaudited pro forma condensed combined income statement for the year ended March 31, 2016 combines the audited historical statement of operations of E-compass for the year ended March 31, 2016 with the audited historical consolidated statement of operations of NYM for the year ended March 31, 2016, giving effect to the transactions as if they had been consummated as of April 1, 2015.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the transactions, are factually supportable and are expected to have a continuing impact on the combined results. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the transactions.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. E-compass and NYM have not had any historical relationship prior to the transactions. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

The transactions will be accounted for as a “reverse merger” and recapitalization at the date of the consummation of the transaction since the shareholders of NYM will own 89.3% of the outstanding ordinary shares of iFresh immediately following the completion of the transactions and NYM’s operations will be the operations of iFresh following the transactions. Accordingly, NYM will be deemed to be the accounting acquirer in the transaction and, consequently, the transaction is treated as a recapitalization of NYM. As a result, the assets and liabilities and the historical operations that will be reflected in the iFresh financial statements after consummation of the transactions will be those of NYM and will be recorded at the historical cost basis of NYM.

iFresh Inc.
(formerly E-compass Acquisition Corp.)
Pro Forma Condensed Combined Balance Sheet
As of December 31, 2016
(Unaudited)

	iFresh Inc.	NYM Holding, Inc.	Adjustments for		Pro Forma Unaudited,
	Historical	Historical	Merger		Combined
ASSET
Current assets:
Cash and cash equivalents	$51,052	$9,029,483	$40,802,659	(a)	$8,858,337
			(20,154,857	)(b)
			(5,000,000	)(e)
			(550,000	)(g)
			(600,000	)(h)
			(15,000,000	)(i)
			1,030,000	(j)
			(750,000	)(m)
Restricted cash		1,030,000	(1,030,000	)(j)	-
Accounts receivable, net	-	2,556,173	-		2,556,173
Inventories, net	-	9,522,378	-		9,522,378
Prepaid expenses and other current assets	50,250	615,800	-		666,050
Cash and investments held in trust account	40,802,659	-	(40,802,659	)(a)	-
Total current assets	40,903,961	22,753,834	(42,054,857)		21,602,938
Property and equipment, net	-	9,337,070	-		9,337,070
Intangible assets, net	-	1,333,334	-		1,333,334
Security deposits	-	766,237	-		766,237
Advances and receivables – related parties	-	11,188,892	-		11,188,892
Total assets	$40,903,961	$45,379,367	$(42,054,857)		$44,228,471

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
Accounts payable	$-	$14,739,991	$-		$14,739,991
Deferred Revenue	-	200,537	-		200,537
Borrowings against term loan and lines of credit, current, net	-	801,671	-		801,671
Notes payable, current	-	276,055	-		276,055
Capital Lease obligations, current	-	35,963	-		35,963
Accrued expenses	22,490	1,748,608	(750,000	)(m)	1,021,098
Tax payable	-	1,232,482	-		1,232,482
Other payables, current	-	657,810	-		657,810
Deferred underwriting compensation	600,000	-	(600,000	)(g)	-
Total current liabilities	622,490	19,693,117	(1,350,000)		18,965,607
Borrowing against term loan and lines of credit, non-current, net	-	13,285,829	-		13,285,829
Note payable, non-current	-	468,959	-		468,959
Capital Lease obligations, non-current	-	14,784	-		14,784
Deferred rent	-	5,333,797	-		5,333,797
Other payables, non-current	-	34,800	-		34,800
Deferred income taxes	-	391,783	-		391,783
Total liabilities	622,490	39,223,069	(1,350,000)		38,495,559

Commitments and contingencies
Convertible redeemable common stock	30,800,000	-	(30,800,000	)(b)	-

Stockholder's equity
Preferred Stock	-	-	-		-
Common stock	231	-	1,200	(d)	1,430
			43	(f)
			(150	)(i)
			106	(b)
Additional paid-in capital	12,277,007	9,446,546	10,645,037	(b)	9,021,730
			(2,795,767	)(c)
			(1,200	)(d)
			(5,000,000	)(e)
			(43	)(f)
			50,000	(g)
			(600,000	)(h)
			(14,999,850	)(i)
Accumulated deficits	(2,795,767)	(3,290,248)	2,795,767	(c)	(3,290,248)
Total stockholders' equity	9,481,471	6,156,298	(9,904,857)		5,732,912
Total liabilities and stockholder's equity	$40,903,961	$45,379,367	$(42,054,857)		$44,228,471

Shares Outstanding as of December 31, 2016	5,310,000				14,303,033
Book Value Per Share or Pro Forma Book Value Per Share as of December 31, 2016	$1.79				$0.40

See notes to unaudited pro forma condensed combined financial statements

iFresh Inc.
(formerly E-compass Acquisition Corp.)
Pro Forma Condensed Combined Income Statement
For the Nine Months ended December 31, 2016
(Unaudited)

	iFresh Inc.	NYM Holding, Inc.	Adjustments for	Pro Forma Unaudited,
	Historical	Historical	Merger	Combined

Net sales-third parties	$-	$90,874,879	$-	$90,874,879
Net sales-related parties	-	6,219,027	-	6,219,027
Total Sales	-	97,093,906	-	97,093,906
Cost of sales	-	71,562,219	-	71,562,219
Occupancy costs	-	5,396,778	-	5,396,778
Gross Profit	-	20,134,909	-	20,134,909
Selling, general and administrative expenses	466,410	18,841,217	375,000 (k)	19,682,627
Income from operations	(466,410)	1,293,692	(375,000)	452,282
Interest expense	-	(152,551)	-	(152,551)
Other income	109,555	758,274	-	867,829
Income before income tax provision	(356,855)	1,899,415	(375,000)	1,167,560
Income tax provision	-	(854,743)	168,750 (l)	(685,993)
Net income	$(356,855)	$1,044,672	$(206,250)	$481,567
Net income attributable to common stockholders	$(356,855)	$1,044,672	$(206,250)	$481,567

Weighted Average Shares Outstanding — Basic and Diluted	5,310,000			14,303,033
(Loss) Income or Pro Forma Earnings Per Share – Basic and Diluted	$(0.07)			$0.03

See notes to unaudited pro forma condensed combined financial statements

 iFresh Inc.
(formerly E-compass Acquisition Corp.)
Pro Forma Condensed Combined Income Statement
For the Year ended March 31, 2016
(Unaudited)

	iFresh Inc.	NYM Holding, Inc.	Adjustments	Pro Forma
	Historical	Historical	for	Unaudited,
	Audited	Audited	Merger	Combined

Net sales-third parties	$-	$125,021,947	$-	$125,021,947
Net sales-related parties	-	6,203,277	-	6,203,277
Total Sales	-	131,225,224	-	131,225,224
Cost of sales	-	97,259,250	-	97,259,250
Occupancy costs	-	7,367,155	-	7,367,155
Gross Profit	-	26,598,819	-	26,598,819
Selling, general and administrative expenses	2,485,008	20,718,062	500,000 (k)	23,703,070
Income from operations	(2,485,008)	5,880,757	(500,000)	2,895,749
Interest expense	-	(215,494)	-	(215,494)
Other income	51,104	992,620	-	1,043,724
Income before income tax provision	(2,433,904)	6,657,883	(500,000)	3,723,979
Income tax provision	-	(3,016,874)	225,000 (l)	(2,791,874)
Net income	$(2,433,904)	$3,641,009	$(275,000)	$932,105
Net income attributable to common stockholders	$(2,433,904)	$3,641,009	$(275,000)	$932,105
Weighted Average Shares Outstanding — Basic and Diluted	3,673,142			14,303,033
(Loss) Income or Pro Forma Earnings Per Share – Basic and Diluted	$(0.66)			$0.07

See notes to unaudited pro forma condensed combined financial statements

NOTES TO UNAUDITED PRO FORMA
CONDENSED COMBINED FINANCIAL INFORMATION

Unaudited Pro Forma Condensed Combined Balance Sheet Adjustments

(a)	Release of $40,802,659 of the proceeds held in the trust account to pay for the acquisition or the share conversion into cash.

(b)	Redemption of 1,937,967 shares for cash of $20,154,857.

(c)	Reclassification of E-compass’ accumulated deficit to additional paid-in capital.
(d)	Issuance of the stock consideration of 12,000,000 shares.
(e)	Payment of cash consideration of $5,000,000.
(f)	Conversion of outstanding 4,310,100 rights to 431,000 shares.

(g)	Payment of deferred underwriting fees of $550,000 upon agreement with underwriter before closing.
(h)	The effects of $0.6 million of incremental transaction costs associated with the merger.
(i)	The repurchase of 1,500,000 shares at a price of $10.00 immediately after business combination.
(j)	Release of $1,030,000 of NYM’s restricted cash to transaction costs associated with the merger.
(k)	The effects of incremental of salaries paid to new directors and management.
(l)	The tax impact of incremental expenses.
(m)	Payment of commission fess of $750,000 for debt financing raised by NYM on December 23, 2016.
(n)	Net Income to Adjusted EBITDA Reconciliation is set forth as below:

Reconciliation of Pro Forma Adjusted EBITDA

	iFresh Inc.	NYM Holding, Inc.	Pro Forma Unaudited,
	Historical	Historical	Combined
Nine Months ended December 31, 2016
Net income	$(356,855)	$1,044,672	$481,567
Interests expenses	-	152,551	152,551
Income tax provision	-	854,743	685,993
Depreciation and amortization	-	1,165,643	1,165,643
Amortization of intangible assets	-	99,999	99,999
Merger expenses	-	634,000	634,000
Adjusted EBITDA	$(356,855)	$3,951,608	$3,219,753

Weighted Average Shares Outstanding — Basic and Diluted	5,310,000		14,303,033
Adjusted EBITDA or Pro Forma Adjusted EBITDA Per Share – Basic and Diluted	$(0.07)		$0.23

Year ended March 31, 2016
Net income	$(2,433,904)	$3,641,009	$932,105
Interests expenses	-	215,494	215,494
Income tax provision	-	3,016,874	2,791,874
Depreciation and amortization	-	1,397,031	1,397,031
Amortization of intangible assets	-	133,334	133,334
Merger expenses	2,277,777	-	2,277,777
Adjusted EBITDA	$(156,127)	$8,403,742	$7,747,615

Weighted Average Shares Outstanding — Basic and Diluted	3,673,142		14,303,033
Adjusted EBITDA or Pro Forma Adjusted EBITDA Per Share – Basic and Diluted	$(0.04)		$0.54

iFresh’s management defines Adjusted EBITDA as earnings before interest expense, income taxes, depreciation and amortization expense, store opening costs, and non-recurring expenses. All of the omitted items are either (i) non-cash items or (ii) items that NYM does not consider in assessing its on-going operating performance. Because it omits non-cash items, NYM’s management believes that Adjusted EBITDA is less susceptible to variances in actual performance resulting from depreciation, amortization and other non-cash charges and more reflective of other factors that affect its operating performance. NYM’s management believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the company’s financial measures with other specialty retailers, many of which present similar non-GAAP financial measures to investors.